THERE'S                     THE FLEX-FUNDS MONEY MARKET FUND

                                 #1 MONEY MARKET FUND
ANOTHER               for Cumulative Total Return since inception
                      (3/27/85) per Lipper Analytical Services, Inc.*

TEAM IN               --------------------------------------------
                      THE FLEX-FUNDS MONEY MARKET FUND 7 DAY YIELD
                      --------------------------------------------
COLUMBUS              5.18% simple yield      5.30% compound yield
                            as of 8/31/98           as of 8/31/98
                      --------------------------------------------
WITH A
                      Call (800) 325-FLEX for a free prospectus
                             and new account application.
#1 RANKING
                      THE FLEX-FUNDS
                      P.O. Box 7177, Dublin, OH 43017 (614) 766-7000

                      PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.
                      The Money Market Fund will seek to maintain a net asset value of $1.00 per share, although there is no guarantee it will be able to do so. Investments in The Money Market Fund are neither insured nor guaranteed by the U.S. Government. The Investment Adviser waived a portion of its management fee to reduce the operating expenses of the Fund during each of the periods shown above. Minimum initial investment in The Money Market Fund is $2,500, $500 for IRA accounts. Call (800) 325-FLEX for a free prospectus. Please read the prospectus carefully before
                      investing.   *Based on the ranking of 88 money market
                      funds classified by Lipper Analytical Services, Inc. as General Purpose Money Market Funds as of 6/30/98.